COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	14.2%
BANKS	4.6%
Bank of America Corp., 6.50%, Series Y(a)		40,675	$1,043,720
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(a),(b)		100,000	2,625,000
GMAC Capital Trust I, 8.469%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		1,005,374	26,179,939
Synovus Financial Corp., 6.30% to 6/21/23, Series D(a),(b)		104,000	2,695,680

			32,544,339

FINANCIAL—INVESTMENT BANKER/BROKER	2.1%
Morgan Stanley, 4.00%, (3 Month US LIBOR + 7.00%), due 5/13/19, Series A (FRN)(a),(c)		131,450	2,543,558
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		255,821	7,073,451
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		210,980	5,628,946

			15,245,955

INDUSTRIALS—CHEMICALS	1.8%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		287,664	7,631,726
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		192,523	4,972,869

			12,604,595

INSURANCE	2.0%
LIFE/HEALTH INSURANCE	0.7%
MetLife, Inc., 4.00%, (3 Month US LIBOR + 1.000%, Floor 4.00%), Series A (FRN)(a),(c)		206,431	4,671,534

LIFE/HEALTH INSURANCE—FOREIGN	1.0%
Aegon NV, 4.00%, (3 Month US LIBOR + 0.875%, Floor 4.00%), Series I (FRN) (Netherlands)(a),(c)		339,074	7,368,078

MULTI-LINE	0.0%
Hartford Financial Services Group, Inc./The, 7.875% to 4/15/22, due 4/15/42(b)		9,967	282,963

REINSURANCE	0.3%
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56(b)		65,600	1,748,240

TOTAL INSURANCE			14,070,815

PIPELINES	2.4%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b)		390,258	10,146,708
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(a),(b)		184,952	4,553,518
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(b)		100,000	2,550,000

			17,250,226

		Shares		Value
REAL ESTATE—NET LEASE	0.8%
VEREIT, Inc., 6.70%, Series F(a)		227,627		$5,729,372

UTILITIES	0.5%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b)		40,750		1,100,250
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		104,000		2,740,400

				3,840,650

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$98,553,154)				101,285,952

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	125.6%
BANKS	36.6%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		36,200	†	3,746,700
BAC Capital Trust XIV, 4.00%, (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)(a),(c)		$23,430,000		18,544,259
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		3,925,000		4,156,791
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		8,410,000		8,919,520
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		8,582,000		9,316,834
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		4,600,000		4,688,941
Citigroup, Inc., 5.95% to 8/15/20, Series Q(a),(b)		5,250,000		5,303,576
Citigroup, Inc., 6.125% to 11/15/20, Series R(a),(b)		5,129,000		5,233,580
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		5,092,000		5,364,091
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b)		2,900,000		2,897,028
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		117,000	†	11,930,338
CoBank ACB, 6.125%, Series G(a)		32,250	†	3,297,563
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		6,255,000		6,599,025
Corestates Capital III, 3.254%, (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)(c),(d)		3,000,000		2,759,055
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)		67,500	†	7,028,438
First Union Capital II, 7.95%, due 11/15/29, Series A		445,000		573,761
Goldman Sachs Capital II, 4.00%, (3 Month US LIBOR + 0.768%, Floor 4.00%) (FRN)(a),(c)		1,102,000		850,165
Goldman Sachs Group, Inc./The, 5.70% to 5/10/19, Series L(a),(b)		4,125,000		4,130,156

		Principal Amount		Value
Goldman Sachs Group, Inc./The, 5.375% to 5/10/20, Series M(a),(b)		$7,500,000		$7,567,163
JPMorgan Chase & Co, 3.236%, (3 Month US LIBOR + 0.500%), to 2/7/19, due 2/1/27, Series B (FRN)(c)		2,709,000		2,481,268
JPMorgan Chase & Co., 6.221%, (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(c)		20,013,000		20,142,584
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)		12,400,000		13,601,746
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Z(a),(b)		7,500,000		7,580,288
KeyCorp Capital I, 3.537%, (3 Month US LIBOR + 0.740%), due 7/1/28, (TruPS) (FRN)(c)		3,525,000		3,193,421
Mellon Capital IV, 4.00%, (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(a),(c)		33,635,000		27,882,574
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series O(a),(b)		2,535,000		2,694,426
SunTrust Capital III, 3.261%, (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)(c)		3,185,000		2,949,103
US Bancorp, 3.807%, (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A (FRN)(a),(c)		16,150	†	12,874,618
USB Capital IX, 3.807%, (3 Month US LIBOR + 1.020%, Floor 3.50%) (FRN)(a),(c)		9,878,000		7,768,800
Wachovia Capital Trust II, 3.287%, (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)(c)		3,550,000		3,269,319
Wells Fargo & Co., 6.381%, (3 Month US LIBOR + 3.77%), Series K (FRN)(a),(c)		29,890,000		30,114,175
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		6,375,000		6,817,712
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)		5,893,000		6,490,756

				260,767,774

BANKS—FOREIGN	45.0%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(e)		3,000,000		3,179,085
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)(a),(b),(e),(f)		4,000,000		4,945,128
Banco Santander SA, 6.75% to 4/25/22 (Spain)(a),(b),(e),(f)		2,000,000		2,384,617
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)		5,000,000		5,003,125
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		6,400,000		6,652,806
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)(a),(b),(e)		2,600,000		2,605,941
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		5,200,000		5,389,862
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e)		5,700,000		5,835,375
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(e)		5,200,000		5,203,250
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(b),(d),(e)		2,400,000		2,455,116

	Principal Amount	Value
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(e)	$5,600,000	$5,948,292
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d),(e)	13,100,000	13,743,734
Cooperatieve Rabobank UA, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(d)	15,275,000	15,618,688
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)(a),(b),(e),(f)	1,200,000	1,579,335
Credit Agricole SA, 6.625% to 9/23/19, 144A (France)(a),(b),(d),(e)	1,400,000	1,413,462
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(e)	5,000,000	5,062,500
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(e)	5,600,000	6,024,838
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(e)	14,550,000	16,382,587
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)	9,500,000	9,753,793
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(e)	3,863,000	4,093,401
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(e)	13,600,000	13,998,956
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)	7,400,000	7,628,290
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(d)	3,530,280	4,473,846
Erste Group Bank AG, 6.50% to 4/15/24 (Austria)(a),(b),(e),(f)	2,400,000	2,970,601
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	5,995,000	8,817,056
HSBC Holdings PLC, 6.00% to 9/29/23 (United Kingdom)(a),(b),(e),(f)	2,400,000	3,005,952
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(e)	11,200,000	11,574,584
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b),(e)	11,300,000	11,821,043
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	5,400,000	5,580,803
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(e)	6,450,000	6,659,625
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(e)	6,400,000	6,500,128
Nationwide Building Society, 10.25% (United Kingdom)(a),(f)	1,630,000	3,088,955
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(e)	2,400,000	2,397,000
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b),(e)	2,400,000	2,451,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	6,159,000	7,775,738
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(e)	4,200,000	4,515,000

		Principal Amount	Value
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(e)		$16,000,000	$17,080,000
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b),(e),(f)		2,400,000	2,374,500
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(e)		13,000,000	13,438,750
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(e)		4,089,000	4,249,841
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(e)		3,000,000	3,190,335
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(e)		7,000,000	7,315,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(e)		6,800,000	7,126,978
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(a),(b),(e),(f)		4,200,000	4,223,625
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b),(e),(f)		1,800,000	1,727,100
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)(a),(b),(e),(f)		6,149,000	6,315,189
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)		3,400,000	3,591,250
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(e)		6,000,000	6,093,690
UBS Group Funding Switzerland AG, 7.125% to 2/19/20 (Switzerland)(a),(b),(e),(f)		6,300,000	6,390,248
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)		11,000,000	11,448,415

			321,098,433

ELECTRIC	1.8%
INTEGRATED ELECTRIC—FOREIGN	0.2%
Electricite de France SA, 5.625% 1/22/24, 144A (France)(a),(b),(d)		1,500,000	1,502,752

REGULATED ELECTRIC	1.6%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(b)		4,570,000	4,646,936
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		1,379,000	1,326,977
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B(b)		5,074,000	5,171,870

TOTAL REGULATED ELECTRIC			11,145,783

TOTAL ELECTRIC			12,648,535

FINANCIAL—INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)		9,785,000	10,425,575

		Principal Amount		Value

FOOD	0.8%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(d),(g)		55,000	†	$5,486,250

INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.1%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		$24,060,000		22,460,611

INSURANCE	25.9%
LIFE/HEALTH INSURANCE	8.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		8,100,000		9,893,623
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		10,300,000		13,958,405
MetLife, Inc., 5.25% to 6/15/20, Series C(a),(b)		10,115,000		10,201,433
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		2,600,000		2,631,980
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b)		16,208,000		16,880,227
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42(b)		2,507,000		2,655,490
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b)		2,500,000		2,538,963

				58,760,121

LIFE/HEALTH INSURANCE—FOREIGN	9.9%
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		5,100,000		5,281,483
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		4,150,000		4,452,494
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(f)		2,753,000		2,977,838
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(b),(d)		6,800,000		6,598,074
La Mondiale SAM, 7.625% to 4/23/19 (France)(a),(b),(f)		5,050,000		5,068,180
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)		17,235,000		18,018,762
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(b),(d)		8,300,000		8,509,367
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(d)		7,200,000		7,534,620
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)		11,100,000		12,184,747

				70,625,565

MULTI-LINE	2.0%
Hartford Financial Services Group, Inc./The, 4.809%, (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(c),(d)		12,885,000		11,132,318
Nationwide Mutual Insurance Co., 4.901%, (3 Month US LIBOR + 2.290%), due 12/15/24, 144A (FRN)(c),(d)		3,125,000		3,107,378

				14,239,696

		Principal Amount		Value

MULTI-LINE—FOREIGN	0.6%
AXA SA, 1.02%, (EUAMDB10 + 0.050%, Cap 8.00%) (FRN) (France)(a),(c)		$5,000,000		$4,052,323

PROPERTY CASUALTY	0.8%
Liberty Mutual Group, Inc., 7.80%, due 3/15/37, 144A(d)		2,708,000		3,104,546
Liberty Mutual Group, Inc., 5.516%, (3 Month US LIBOR + 2.905%), due 3/15/37, 144A (FRN)(c),(d)		2,825,000		2,680,741

				5,785,287

PROPERTY CASUALTY—FOREIGN	3.0%
Mitsui Sumitomo Insurance Co., Ltd., 7.00% to 3/15/22, due 3/15/72, 144A (Japan)(b),(d)		3,000,000		3,259,425
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(f)		8,005,000		8,497,107
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(f)		4,000,000		4,100,344
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(f)		5,300,000		5,282,749

				21,139,625

REINSURANCE—FOREIGN	1.4%
Aquarius & Investments PLC for Reinsurance Co. Ltd., 6.375% to 9/1/19, due 9/1/24 (Switzerland)(b),(e),(f)		10,055,000		10,169,144

TOTAL INSURANCE				184,771,761

INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(d)		4,500	†	4,745,412
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (United Kingdom)(b)		3,480,000		3,543,342

				8,288,754

MATERIAL—METALS & MINING	2.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)		13,700,000		15,186,793

PIPELINES	2.4%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		4,834,000		4,807,292
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)		1,065,000		1,042,822
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		11,373,000		11,555,252

				17,405,366

		Principal Amount	Value

REAL ESTATE—FINANCE	0.7%
AT Securities BV, 5.25% to 7/21/23 (Germany)(a),(b),(f)		$5,000,000	$4,768,230

UTILITIES	4.5%
ELECTRIC UTILITIES—FOREIGN	4.0%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		12,770,000	13,650,811
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		13,192,000	14,527,030

			28,177,841

MULTI-UTILITIES	0.5%
NiSource, Inc., 5.65% to 6/15/23(a),(b)		3,750,000	3,665,625

TOTAL UTILITIES			31,843,466

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$873,487,976)			895,151,548

CORPORATE BONDS	1.5%
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.5%
General Electric Co., 5.875%, due 1/14/38, Series MTN		3,500,000	3,733,411

REAL ESTATE	1.0%
FINANCE	0.3%
iStar, Inc., 6.00%, due 4/1/22		2,000,000	2,012,500

HEALTH CARE	0.7%
Sabra Health Care LP/Sabra Capital Corp., 5.50%, due 2/1/21		5,000,000	5,059,375

			7,071,875

TOTAL CORPORATE BONDS (Identified cost—$10,449,997)			10,805,286

		Shares	Value
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.35%(h)		6,523,925	$6,523,925

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,523,925)			6,523,925

TOTAL INVESTMENTS IN SECURITIES(i) (Identified cost—$989,015,052)	142.2%		1,013,766,711
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.2)		(301,017,191)

NET ASSETS (Equivalent to $24.71 per share based on 28,844,929 shares of common stock outstanding)	100.0%		$712,749,520

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable (j)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$ 60,000,000	1.117%	Quarterly	2.482%	Monthly	10/19/21	$—	$1,418,807	$1,418,807
90,000,000	1.203	Quarterly	2.482	Monthly	10/19/22	—	2,658,578	2,658,578
31,000,000	1.848	Quarterly	2.482	Monthly	10/19/22	—	3,100,294	3,100,294
90,000,000	1.288	Quarterly	2.482	Monthly	10/19/23	—	145,160	145,160

						$—	$7,322,839	$7,322,839

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	898,126	USD	1,016,501	4/2/19	$9,028
Brown Brothers Harriman	EUR	941,190	USD	1,068,923	4/2/19	13,142
Brown Brothers Harriman	EUR	2,520,968	USD	2,858,448	4/2/19	30,551
Brown Brothers Harriman	EUR	10,356,415	USD	11,819,776	4/2/19	202,465
Brown Brothers Harriman	GBP	2,371,180	USD	3,158,756	4/2/19	70,413
Brown Brothers Harriman	USD	16,523,027	EUR	14,716,699	4/2/19	(14,565)
Brown Brothers Harriman	USD	3,089,458	GBP	2,371,180	4/2/19	(1,115)
Brown Brothers Harriman	GBP	2,370,239	USD	3,092,700	5/2/19	913
Brown Brothers Harriman	GBP	1,257,209	USD	1,647,557	5/2/19	7,629
Brown Brothers Harriman	EUR	975,408	USD	1,100,706	5/3/19	3,671
Brown Brothers Harriman	EUR	14,718,136	USD	16,566,807	5/3/19	13,411

						$335,543

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the three months ended March 31, 2019.

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUAMDB	Euribor ICE Swap Rate
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 31, 2019.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $317,830,927 which represents 44.6% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $284,840,489 which represents 40.0% of the net assets of the Fund (27.7% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $128,264,379 which represents 18.0% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.
(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Based on LIBOR. Represents rates in effect at March 31, 2019.

Country Summary	% of Managed Assets
United States	47.7
United Kingdom	11.4
France	8.5
Switzerland	7.0
Japan	6.1
Canada	4.1
Netherlands	3.3
Australia	3.0
Italy	1.4
Spain	1.2
Sweden	0.8
Norway	0.8
Hong Kong	0.6
South Korea	0.6
Cayman Islands	0.5
Germany	0.5
Other	2.5

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$101,285,952	$101,285,952	$—	$—
Preferred Securities—Capital Securities:
Food	5,486,250	—	—	5,486,250
Other Industries	889,665,298	—	889,665,298	—
Corporate Bonds	10,805,286	—	10,805,286	—
Short-Term Investments	6,523,925	—	6,523,925	—

Total Investments in Securities(a)	$1,013,766,711	$101,285,952	$906,994,509	$5,486,250	(b)

Interest Rate Swap Contracts	$7,322,839	$—	$7,322,839	$—
Forward Foreign Currency Exchange Contracts	351,223	—	351,223	—

Total Derivative Assets(a)	$7,674,062	$—	$7,674,062	$—

Forward Foreign Currency Exchange Contracts	$(15,680)	$—	$(15,680)	$—

Total Derivative Liabilities(a)	$(15,680)	$—	$(15,680)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2018	$5,486,250
Change in unrealized appreciation (depreciation)	—

Balance as of March 31, 2019	$5,486,250

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $0.

Note 2. Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity during the three months ended March 31, 2019:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$20,560,126